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                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                         December 7, 1998
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                 (Date of earliest event reported)



                 Independence Community Bank Corp.
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      (Exact name of registrant as specified in its charter)

          Delaware                        0-23229             13-3387931
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(State or other jurisdiction       (Commission File Number) (IRS Employer
 of incorporation)                                          Identification No.)

         195 Montague Street, Brooklyn, New York                 11201
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         (Address of principal executive offices)              (Zip Code)

                          (718) 722-5300
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          (Registrant's telephone number, including area code)

                          Not Applicable
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 (Former name, former address and former fiscal year, if changed since last report)
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Item 5.  Other Events

      On December 7, 1998, Independence Community Bank Corp. (the "Company") announced that its Board of Directors had approved a stock repurchase program. The program permits the Company to acquire up to 3,802,187 shares of its common stock, subject to market conditions. The repurchases shall be made from time to time in the open market. A copy of the press release announcing the stock repurchase program is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements.

              Not Applicable.

         (b)  Pro Forma Financial Information.

              Not Applicable

         (c)  Exhibits:

              99   Press Release dated December 7, 1998
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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          INDEPENDENCE COMMUNITY BANK CORP.

Date: December 16, 1998   By: /s/Charles J. Hamm
                              -----------------------------------------------
                              Charles J. Hamm
                              Chairman, President and Chief Executive Officer
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